EXHIBIT 32
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) quarterly report on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, Irene M. Dorner, President, Chief Executive Officer and Chairman of the Board of the Company, certify that:
1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.
Date: May 7, 2013

/s/ IRENE M. DORNER
Irene M. Dorner
President, Chief Executive
Officer and Chairman of the Board

Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) quarterly report on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, John T. McGinnis, Senior Executive Vice President and Chief Financial Officer of the Company, certify that:
1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.
Date: May 7, 2013

/s/ JOHN T. MCGINNIS
John T. McGinnis
Senior Executive Vice President and
Chief Financial Officer
These certifications accompany each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC USA Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to HSBC USA Inc. and will be retained by HSBC USA Inc. and furnished to the Securities and Exchange Commission or its staff upon request.